UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report: November 18, 2008
(Date of earliest event reported)
McAfee, Inc.
(Exact Name of Registrant as specified in Charter)

Delaware	Commission File No.:	77-0316593
(State or other Jurisdiction of incorporation)	001-31216	(I.R.S. Employer Identification No.)
3965 Freedom Circle
Santa Clara, California 95054
(Address of Principal Executive Offices, including zip code)
(408) 346-3832
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On November 19, 2008, McAfee Inc. (“McAfee”) filed a Current Report on Form 8-K pursuant to Item 2.01 of Form 8-K (the “Initial 8-K”) to report the completion of our acquisition (the “Acquisition”) of Secure Computing Corporation (“Secure”), pursuant to a previously announced Agreement and Plan of Merger, dated as of September 21, 2008, by and among McAfee, Seabiscuit Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of McAfee, and Secure. The Acquisition was completed on November 18, 2008.
At that time, we stated in the Initial 8-K, under parts (a) and (b) of Item 9.01 therein, that we would file the required financial statements and pro forma financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Current Report on Form 8-K/A amends our Initial 8-K in order to provide the required financial information.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
1.	The unaudited condensed consolidated financial statements of Secure as of September 30, 2008 and for the nine-month periods ended September 30, 2008 and 2007 previously filed by Secure in its Quarterly Report on Form 10-Q with the SEC on November 4, 2008 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

2.	The audited consolidated financial statements of Secure as of and for the year ended December 31, 2007 together with the report thereon of Ernst & Young LLP, previously filed by Secure in its Annual Report on Form 10-K with the SEC on March 5, 2008, are filed as Exhibit 99.2 hereto and incorporated herein by reference.
(b)	Pro Forma Financial Information.
1.	The unaudited pro forma condensed combined financial information is filed as Exhibit 99.3 hereto and incorporated herein by reference.
(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Unaudited condensed consolidated financial statements of Secure as of September 30, 2008 and for the nine-month periods ended September 30, 2008 and 2007

99.2	Audited consolidated financial statements of Secure as of and for the year ended December 31, 2007

99.3	Unaudited pro forma condensed combined financial statements
Forward-looking statements
     This Current Report on Form 8-K/A together with the exhibits attached hereto, contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize, or such assumptions prove incorrect, the results of McAfee and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements about the expected benefits and costs of the Acquisition; statements about McAfee’s plans relating to the Acquisition; statements about the future financial and accounting impact of the Acquisition; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that the expected costs and benefits of the Acquisition may not materialize as expected; the risk that preliminary financial reporting estimates and assumptions may prove to be incorrect; and other risks that are described in McAfee’s reports that are filed with the Securities and Exchange Commission, including, but not limited to, the risks described in McAfee’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, McAfee’s Quarterly Report on Form 10-Q for the three months ended September 30, 2008 and McAfee’s other filings with the Securities and Exchange Commission. McAfee assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McAfee, Inc.
Date: February 3, 2009	By:	/s/ Mark D. Cochran
Mark D. Cochran
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Unaudited condensed consolidated financial statements of Secure as of September 30, 2008 and for the nine-month periods ended September 30, 2008 and 2007

99.2	Audited consolidated financial statements of Secure as of and for the year ended December 31, 2007

99.3	Unaudited pro forma condensed combined financial statements

4